Exhibit 10.13

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: KAYAK SOFTWARE CORPORATION

	Business Contact:	Legal Contact:	Technical Contact:
Name:	Keith Melnick	Benjamin Berman	Sam Shevat

Title:	Chief Commercial Officer	Assistant General Counsel	Ad Optimization Manager

Address, City, State, Postal Code:	55 N. Water Street, Suite 1, Norwalk, CT 06854	55 N. Water Street, Suite 1, Norwalk, CT 06854	55 N. Water Street, Suite 1, Norwalk, CT 06854

Phone:	203-899-3100	203-899-3100	203-899-3100

Fax:

Email:

TERM

TERM: Starting on November 1, 2010 (“Effective Date”) and continuing through October 31, 2012 (inclusive)

ADVERTISING SERVICES

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	Ad Deduction Percentage for AFS

Sites approved for AFS: See Exhibit A Approved Client Applications for AFS: None	See Exhibit D	North America Sites: [ ]* APAC Sites: [ ]* EMEA Sites: [ ]*

CURRENCY

☐ AUD ☐ CAD ☐ EUR ☐ GBP	☐ JPY ☐ KRW ☒ USD ☐ Other [

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This Google Services Agreement (this “Agreement”) is entered into by Google Inc. (“Google”) and Kayak Software Corporation (“Company”) and is effective as of the Effective Date. For clarity, the Google Services Agreement, effective as of December 15, 2004, and a corresponding Google Services Agreement Order Form, effective as of December 17, 2004, as amended, entered into by Google and Company will expire on October 31, 2010 (collectively, the “Prior Agreement”).

1. Definitions. In this Agreement:

1.1. “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2. “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3. “Ad Revenues” means, for each of the Advertising Services, for any period during the Term, revenues that are recognized by Google and attributed to Ads in that period.

1.4. “Ad Set” means a set of one or more Ads.

1.5. “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6. “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.

1.7. “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.8. “Click Tracking” means click tracking or other click monitoring of Ads or Ad Sets on the Sites by Company.

1.9. “Company Content” means any content served to End Users that is not provided by Google.

1.10. “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented. It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.11. “End Users” means individual human end users of a Site.

1.12. “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Company from time to time).

1.13. “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time. A copy of the Google Program Guidelines in effect as of the Effective Date is attached hereto as Exhibit F.

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1.14. “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.15. “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction for that period.

1.16. “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.17. “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.18. “Results Page” means any Site page which contains any Results.

1.19. “Search Box” means a search box into which End Users enter search queries.

1.20. “Search Query” means a text query entered and submitted into a Search Box on the Site by an End User.

1.21. “Search Result” means an individual search result provided through the applicable Search Service.

1.22. “Search Results Set” means a set of one or more Search Results.

1.23. “Search Services” means the search services selected on the front pages of this Agreement.

1.24. “Services” means the Advertising Services and/or Search Services (as applicable).

1.25. “Site(s)” means North America Sites, APAC Sites and EMEA Sites including corresponding regional Co-Branded Site(s) unless expressly stated otherwise in this Agreement. “North America Sites” means Owned and Operated Sites and Co-Branded Sites targeted to End Users in North America located at the URL(s) listed on Exhibit A of this Agreement. “APAC Sites” means Web sites that are Owned and Operated Sites and Co-Branded Sites targeted to End Users in Asia Pacific region located at the URL(s) listed on Exhibit A of this Agreement. “EMEA Sites” means Web sites that are Owned and Operated Sites and Co-Branded Sites targeted to End Users in Europe located at the URL(s) listed on Exhibit A of this Agreement. “Owned and Operated Sites” means the Web site(s) that are wholly owned and operated by Company. “Co-Branded Site” is defined in Exhibit B attached hereto and listed in Exhibit A attached hereto.

2. Launch, Implementation and Maintenance of Services.

2.1. Launch. Certain Sites (including Co-Branded Sites) under this Agreement were previously approved by Google to launch and maintain the Services under the Prior Agreement. Company will maintain the Services on such Sites in compliance with this Agreement commencing on the Effective Date. For Sites that did not launch the Services prior to the Effective Date, (i) the parties will each use reasonable efforts to launch the Services into live use within 30 days from the Effective Date; and (ii) Company will not launch its implementation of the Services into live use, and this implementation will not be payable by Google, until Google has approved the implementation in writing, which approval will not be unreasonably withheld or delayed.

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2.2. Implementation and Maintenance

(a) During the Term, Google will make available and Company will implement and maintain each Service on each Site.

(b) Company will ensure that Company:

(i) is the technical and editorial decision maker in relation to each page, including Results Pages; and

(ii) has control over the way in which the Services are implemented on each of those pages.

(c) Company will ensure that the Services are implemented and maintained in accordance with:

(i) the applicable Google Branding Guidelines;

(ii) the applicable Google Program Guidelines;

(iii) the mock ups and specifications for the Services included in the exhibits to this Agreement; and

(iv) Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d) Company will request at least [    ]* for each Request.

(e) Company will ensure that every Request is generated by a Search Query and every Request contains the Search Query that generated that Request.

(f) Google will, upon receiving a Request sent in compliance with this Agreement, provide an Ad Set when available. Company will then display the Ad Set on the applicable Site.

(g) Company will ensure that at all times during the applicable Term, Company has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and that this privacy policy:

(i) clearly discloses to End Users that third parties may be placing and reading cookies on End Users’ browsers, or using web beacons or similar technologies to collect information in the course of advertising being served on the Site(s); and

(ii) includes information about End Users’ options for cookie management.

2.3 No Modification of Search Query In General; Airport Code Remapping; [    ]*

(a) No Modification of Search Query. For Search Queries consisting of free form text inputted by an End User, Company will send the Search Queries to Google without modification, other than as permitted under Section 2.3(b) (Airport Code Remapping) or under Section 2.3(c) (Appending Keywords) below.

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(b) Airport Code Remapping. For Search Queries consisting only of an airport code, Company may send to Google either the airport code as inputted by an End User or Company may remap the airport code either to (x) the city name or (y) the city and state name; provided, however, that if Company opts to remap, Company will choose either remapping option (x) or (y) and apply that remapping option consistently across all Search Queries from such Site. With at least 15 days prior written notice, Google may require Company to cease the implementation of remapping options of Search Queries and revert to use of airport codes as inputted by an End User if (1) Google receives advertiser complaints related to the remapping of Search Queries; (2) if there is an adverse effect to Google’s business related to the remapping of Search Queries; or (3) Google offers services which provide a similar solution to that achieved by the keyword remapping set forth in this subsection.

(c) [    ]*.

(i) Company may [    ]* attached hereto [    ]* at the [    ]* Search Query generated by an End User from search categories [    ]* on a Site in compliance with this Section 2.3(c). [    ]* must be (1) related to the Search Query generated from search categories [    ]* on a Site and [    ]* by Company. Company may create [    ]*

(ii) Company will not engage in any activity that would enable Company to target an advertiser or advertisement or otherwise determine advertiser specific metrics or information, including, without limitation, how much a specific advertiser pays on a per click basis for a certain query. [    ]* to a Search Query [    ]* and Company may only [    ]* to a non-null Search Query (i.e., the Search Query cannot consist [    ]*. Company may not [    ]* a Search Query other than [    ]*

(iii) Google may remove [    ]* from a Search Query at any time in its sole discretion. Google may update [    ]* at any time in its sole discretion with 15 days prior written notice to Company. With at least 15 days prior written notice, Google may require Company to [    ]* if (1) Google receives advertiser complaints [    ]*; (2) if there is an adverse effect to Google’s business [    ]*; or (3) Google offers services which provide a similar solution to [    ]*. If Google requires Company to [    ]*, then Company may [    ]* by providing a written notice to Google at least 30 days before Company wishes to [    ]*; provided that the [    ]* must be the last day of a given calendar month.

3. Policy and Compliance Obligations.

3.1 Policy Obligations. Company will not, and will not knowingly or negligently allow any third party to:

(a) modify, obscure or prevent the display of all, or any part of, any Results;

(b) edit, filter, truncate, append terms to or otherwise modify any Search Query, except as permitted in Sections 2.3(b) and 2.3(c) above;

(c) implement any click tracking or other monitoring of Results, except as provided in Section 5 below;

(d) display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;

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(e) interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

(f) display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(g) enter into any type of co-branding, white labeling or sub-syndication arrangement with any third party in connection with any Results or Ad revenue, [    ]*;

(h) directly or indirectly, (i) offer incentives to End Users to generate Requests or clicks on Results, (ii) fraudulently generate Requests or clicks on Results or (iii) modify Requests or clicks on Results;

(i) “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); and

(j) display on any Site, any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

3.2 Compliance Obligations. Company will not knowingly or negligently allow any use of or access to the Services through any Site which is not in compliance with the terms of this Agreement. Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use. If Company is not in compliance with this Agreement at any time, Google may, with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

4. Third Party Advertisements. If for any Search Query, Company requests advertisements from a third party that are the same as or substantially similar in nature to AFS Ads, Company will also request AFS Ads for that Search Query and will display the AFS Ads on the applicable Results Pages so that (i) no advertisements that are the same as or substantially similar in nature to the AFS Ads appear above or directly adjacent to the AFS Ads, and (ii) the AFS Ads are displayed in a single continuous block and are not interspersed with other advertisements or content. For clarity, Company may display on the Site(s) advertisements that are directly sourced and sold by Company’s internal sales force directly to a third party advertiser and the requirements of this Section 4 will not apply to such advertisements by Company.

5. Click Tracking. Company may implement Click Tracking in accordance with the Google technical protocols, Google Program Guidelines and this Agreement. Company is responsible for the implementation and operation of any Click Tracking.

6. Changes and Modifications.

6.1. By Google. If Google modifies the Google Branding Guidelines, Google Program Guidelines or the Google technical protocols and the modification requires action by Company, Company will take the necessary action no later than 30 days from receipt of notice from Google. Any modifications to the Google Branding Guidelines or Google Program Guidelines will be

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generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

6.2. By Company. Company will provide Google with at least 15 days prior notice of any change in code or serving technology that relates to the Services provided in this Agreement, including any change that could reasonably be expected to affect the delivery or display of any Results.

6.3. Site List Changes.

(a) Company may notify Google from time to time that it wishes to add or remove URL(s) to those comprising the Site(s) by sending notice to Google at least 30 days before Company wishes the addition or deletion to take effect; provided that Company may not add URL(s) to those comprising the Co-Branded Sites listed in Exhibit A attached hereto. Google may approve or disapprove the request in its reasonable discretion, this approval or disapproval to be in writing.

(b) If there is a change in control of any Site (such that the conditions set out in Section 2.2(b)(i) or 2.2(b)(ii) are not met):

(i) Company will provide notice to Google at least 30 days before the change; and

(ii) unless the entire Agreement is assigned to the third party controlling the Site in compliance with Section 15.3 (Assignment) below, from the date of that change in control of the Site, that Site will be treated as removed from this Agreement. Company will ensure that from that date, the Services are no longer implemented on that Site.

7. Intellectual Property.

Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

8. Brand Features.

8.1. Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines. Google may revoke this license at any time upon notice to Company. Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.

8.2. Google may include Company’s Brand Features in customer lists. Google will provide Company with a sample of this usage if requested by Company.

9. Payment.

9.1. Advertising Services

(a) For each applicable Advertising Service, Google will pay Company an amount equal to the applicable Revenue Share Percentage of Net Ad Revenues attributable to a calendar month as

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set forth in Exhibit D attached hereto. This payment will be made in the month following the calendar month in which the applicable Ads were displayed.

(b) Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting which may be filtered to exclude invalid queries, impressions, conversions or clicks.

9.2. All Services

(a) As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites. Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income. All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted. If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts. Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b) All payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose. The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

(c) In addition to other rights and remedies Google may have, Google may offset any payment obligations to Company that Google may incur under this Agreement against any product or service fees owed to Google and not yet paid by Company under this Agreement or any other agreement between Company and Google; provided that Company is at least 30 days overdue. Prior to offsetting any such amounts, Google will provide Company with notice and a 5 day cure period. Google may also withhold and offset against its payment obligations under this Agreement, or require Company to pay to Google within 30 days of any invoice, any amounts Google may have overpaid to Company in prior periods.

(d) SAS 70. Upon written request to Google (not more than once during the Term), Google will make available to Company a SAS70 report from a reputable, independent certified public accounting firm covering the key controls and validation mechanisms in place at Google to meet the revenue reporting obligations under this Agreement.

10. Warranties; Disclaimers.

10.1. Warranties. Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

10.2. Disclaimers. Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

11. Indemnification.

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11.1. By Company. Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) arising from any Company Content, Sites or Company Brand Features; (b) arising from Company’s breach of this Agreement; or (c) arising from Click Tracking.

11.2. By Google. Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) that Google’s technology used to provide the Services or any Google Brand Features infringes or misappropriates any copyright, trade secret, trademark or US patent of that third party; or (b) arising from Google’s breach of this Agreement. For purposes of clarity, Google will not have any obligations or liability under this Section 11 arising from any Search Results, Ads, content appearing in Search Results or Ads, or content to which Search Results or Ads link.

11.3. General. The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim. The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed. The other party may join in the defense with its own counsel at its own expense. THE INDEMNITIES IN SUBSECTIONS 11.1(a) and 11.2(a) ARE THE ONLY REMEDY UNDER THIS AGREEMENT FOR VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS.

12. Limitation of Liability.

12.1. Limitation

(a) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR MORE THAN THE NET AMOUNT THAT PARTY HAS RECEIVED AND RETAINED UNDER THIS AGREEMENT DURING THE 12 MONTHS BEFORE THE CLAIM ARISES.

12.2. Exceptions to Limitations. These limitations of liability do not apply to breaches of confidentiality obligations contained in this Agreement, violations of a party’s Intellectual Property Rights by the other party, or indemnification obligations contained in this Agreement.

13. Confidentiality; PR.

13.1. Confidentiality. The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential. The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure.

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13.2. Exceptions.

(a) Notwithstanding Section 13.1 above, Google may (a) inform advertisers of Company’s participation in the Google AdSense Program; and (b) share with advertisers Site-specific statistics, the Site URL, and related information collected by Google through its provision of the Advertising Service to Company. Disclosure of information by Google under this subsection 13.2(a) will be subject to the terms of the Google Privacy Policy located at the following URL: http://www.google.com/privacypolicy.html (or a different URL Google may provide to Company from time to time).

13.3. PR. Neither party will issue any public statement regarding this Agreement without the other party’s prior written approval.

14. Term and Termination.

14.1. Term. The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

14.2. Termination.

(a) Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i) where the breach is incapable of remedy;

(ii) where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii) more than twice even if the previous breaches were remedied.

(b) Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right. If any suspension of a Service under this subsection 14.2(b) continues for more than 6 months, Company may immediately terminate this Agreement upon notice to Google.

(c) [    ]*

(d) Upon the expiration or termination of this Agreement for any reason:

(i) all rights and licenses granted by each party will cease immediately; and

(ii) if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.

15. Miscellaneous.

15.1. Compliance with Laws. Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

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15.2. Notices. All notices will be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact. Notice will be deemed given (a) when verified by written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.

15.3. Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement. Any other attempt to transfer or assign is void.

15.4. Change of Control. Upon the earlier of (i) entering into an agreement providing for a change of control (for example, through a stock purchase or sale, merger, asset sale, liquidation or other similar form of corporate transaction), (ii) the board of directors of a party recommending its shareholders approve a change of control, or (iii) the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event. The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.

15.5. Governing Law. This Agreement is governed by New York law, excluding New York’s choice of law rules. FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN NEW YORK COUNTY, NEW YORK.

15.6. Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.

15.7. Entire Agreement; Amendments. This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject. Any amendment must be in writing signed by both parties and expressly state that it is amending this Agreement.

15.8. No Waiver. Failure to enforce any provision will not constitute a waiver.

15.9. Severability. If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

15.10. Survival. The following sections of this Agreement will survive any expiration or termination of this Agreement: 1 (Definitions) as applicable, 7 (Intellectual Property), 11 (Indemnification), 12 (Limitation of Liability), 13 (Confidentiality; PR) and 15 (Miscellaneous).

15.11. Independent Contractors. The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.

15.12. No Third Party Beneficiaries. There are no third-party beneficiaries to this Agreement.

15.13. Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.

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15.14. Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

[Remainder of this page intentionally left blank; signature page follows.]

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Signed:

Google		Company

By:	/s/ Nikesh Arora	By:	/s/ Keith Melnick

Print Name:	Nikesh Arora	Print Name:	Keith Melnick

Title:	President, Global Sales and Business Development	Title:	Chief Commercial Officer

Date:	2010/12/2	Date:	Nov. 30, 2010

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EXHIBIT A

List of Sites

SITES:

•	North America Sites:

North America Owned and Operated Sites

kayak.com

sidestep.com

North America Co-Branded Sites

[    ]*

•	EMEA Sites:

EMEA Owned and Operated Sites

kayak.co.uk

kayak.dk

fi.kayak.com

kayak.es

de.kayak.com

kayak.fr

kayak.it

kayak.no

kayak.se

swoodoo.com

EMEA Co-Branded Sites

[    ]*

•	APAC Sites

APAC Owned and Operated Site

kayak.co.in

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EXHIBIT B

Co-Branding Terms and Conditions

1. Definition of Co-Branded Sites.

1.1 “Co-Branded Site(s)” means a web site that is operated, hosted and supported by Company but is co-branded with a third party that has been [    ]* compliance with the terms and conditions of this Exhibit.

1.2 “Co-Branding Third Party” means the third party with which Company co-brands a Co-Branded Site.

1.3 [    ]*

1.4 [    ]*. Other than the Co-Branded Sites approved by Google and listed in Exhibit A attached hereto, [    ]*.

2. Company Obligations Regarding Co-Branded Sites.

2.1 Company is responsible for [    ]*, by any Co-Branded Site. In addition to the other indemnification obligations in this Agreement, Company will indemnify, defend and hold harmless from and against all liabilities, damages, and costs (including settlement costs) arising out of or relating to a claim from a Co-Branded Site’s [    ]*; or arising out of a claim brought against Google by a Co-Branding Third Party.

2.2 Company will ensure that [    ]* on Co-Branded Sites.

2.3 Company will not provide Co-Branding Third Party with access to Confidential Information, [    ]* and any other technical requirements and specifications applicable to [    ]* that are provided to Company by Google from time to time.

2.4 Co-Branded Sites will be substantially similarly in substance and look and feel as the applicable Company Owned and Operated Site in the corresponding region.

2.5 Company will ensure that Co-Branded Sites comply with any technical requirements and specifications specific to Co-Branded Sites, as provided to Company by Google from time to time.

2.6 Company shall ensure that each Co-Branded Site complies with the terms and conditions of this Agreement, including without limitation all terms and conditions regarding [    ]*, and confidentiality requirements.

2.7 [    ]*.

2.8 Company may [    ]*, provided Company will not disclose to any Co-Branding Third Party, or to any other third parties, the Revenue Share Percentage or any data that would allow a Co-Branding Third Party or third party to [    ]*.

2.9 Company will use commercially reasonable efforts to provide prior written notice to Google of a Change in Control Event of a Co-Branded Site. In any event, Company will promptly notify

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Google as soon as it becomes aware of a Change in Control Event of a Co-Branded Site. Google may, at its sole discretion, [    ]* that experiences a Change of Control Event.

3. Google Suspension/Termination Rights. If (a) a Co-Branded Site is in violation (or if Google reasonably suspects a violation) of this Agreement, or (b) a Co-Branded Site’s [    ]*, or results in complaints to Google, then Google may either (i) require Company to immediately terminate Co-Branded Site’s [    ]*; or (ii) immediately suspend or deactivate that Co-Branded Site or the applicable [    ]*. Company will provide Google with information regarding Co-Branded Sites as reasonably requested by Google to investigate any violation or adverse impact. [    ]*.

4. No Payments. Google will not have any payment obligations to any [    ]*.

5. No Reports. Google will not have any obligation to provide any reports to any [    ]*.

6. No Liability. Google will not have any liability (including any indemnification obligations under this Agreement) for any claims by [    ]*, nor any claim relating to or arising from any [    ]*.

7. Client ID. Google reserves the right to require Company to use a unique client ID [    ]*

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

[    ]*

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EXHIBIT D

AFS Revenue Share Percentage

North America Sites:

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all North America Sites in a given calendar month are less than [ ]*.

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all North America Sites in a given calendar month are equal to or greater than [ ]* but less than [ ]*.

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all North America Sites in a given calendar month are equal to or greater than [ ]* but less than [ ]*.

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all North America Sites in a given calendar month are equal to or greater than [ ]*.

EMEA Sites:

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all EMEA Sites in a given calendar month are less than [ ]*.

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all EMEA Sites in a given calendar month are equal to or greater than [ ]* but less than [ ]*.

•	[ ]* of Net Ad Revenues for AFS if AFS Ad Revenues from all EMEA Sites in a given calendar month are equal to or greater than [ ]*.

APAC Sites:

•	[ ]* of Net Ad Revenues for AFS for each calendar month.

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT E

Mock-up of a Results Page showing Search Results and AFS Ads on a Site

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT F

Google Program Guidelines in effect as of the Effective Date

Google

Google Program Guidelines

Revised: June 08, 2010

Introduction
General Content Policies
Incentives to search or click on Google ads
Making Requests
Displaying Results
Ad Filtering
- AdSafe Levels
- Targeting a Specific Language
- Blocking URLs
Search Filtering
- Automatic Filtering of Search Results
- Safe Search
- Language and Location Restrictions
Monitoring
Beta Features
Technical Support

Introduction

These guidelines apply to the use of Google's WebSearch (WS), AdSense for Search (AFS), and AdSense for Content (AFC) services.

General Content Policies

Partners should adhere to the Webmaster guidelines (new window). Websites and client applications displaying Google services may not contain any of the following:

- Pornographic, adult, or mature content
- Violent content
- Content related to racial intolerance or advocacy against any individual, group, or organization
- Excessive profanity
- Hacking/cracking content
- Online gambling or online casino-related content
- Illicit drugs and drug paraphernalia content
- Sale of alcohol
- Sale of tobacco or tobacco-related products
- Sale of prescription drugs
- Sale of weapons or ammunition (e.g., firearms, firearm components, fighting knives, stun guns)
- Sale of products that are replicas or imitations of designer goods
- Sale or distribution of coursework or student essays
- Content regarding programs which compensate users for clicking on ads or offers, performing searches, surfing websites, or reading emails
- Any other content that is illegal, promotes illegal activity, or infringes on the legal rights of others

Additionally, AFC may not be implemented on any pages that consist of the following:

- Google search results
- Email
- Newsletters or community content (including, but not limited to, message boards)
- Slide show pages, gallery pages, or chat pages
- Primarily other advertising
- Registration pages
- "Thank you" or error pages
- Password-protected pages

Incentives to search or click on Google ads

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In order to provide a great user and advertiser experience, partners using Google services may not request that users click the ads on their sites or rely on deceptive implementation methods to obtain clicks. The following is not permissible in relation to your use of the Google services:

- Encouraging users to click on Google ads or search by using phrases such as "click the ads," "support us," "visit these links," "search now" or other similar language.
- Directing user attention to the Google ads via arrows or other graphical means.
- Placing misleading content alongside individual Google ads.
- Promoting sites displaying Google ads through unsolicited mass emails.
- Compensating users for viewing Google ads or performing searches, or promise compensation to a third party, such as a charity, for such behavior.
- Placing misleading labels above Google ads - for instance, Google ads may be labeled "Sponsored Links" but not "Favorite Sites."

Making Requests

Partners may not:

- Make more than 1 request for AFS ads per page on which AFS results will be displayed.
- Make more than 3 requests for AFC ads per page on which AFC results will be displayed.
- Request more than 10 WebSearch results per request.

Displaying Results

Each cluster or grouping of Google ads should be clearly distinguished from other content or search results as applicable. Google ads may not be interspersed with Google search results or the results of any other search provider. When a user clicks on a Google ad, the advertiser's site must load in the same browser tab (or browser window if a user's browser does not support tabbing), and the user's click may not open a new browser window that opens the advertiser's site.

Ad Filtering

AdSense has filtering capabilities, such as AdSafe and URL blocklists, that may be used to restrict certain types of Google ads from showing on a partner's site. AdSafe filters may be enabled on each request, while blocklists, if specified, apply to requests generally on a client identifier basis. Google doesn't make any commitment that the filters will always be accurate. These filters should be set in accordance with the instructions provided by Google.

AdSafe Levels

AdSafe is a filtering technology that assists Google to screen for ads that contain adult content and prevent those Google ads from being returned to partners. Google AdSense recognizes three categories of ads.

1. Family-safe ads contain content that is generally appropriate to display for all ages.
   - This includes ads for products like flowers, electronics and insurance.
   - For some types of products and services, such as lingerie or dating services, ads may be family-safe if the ads and the advertisers' sites do not contain adult language or adult sexual content.
2. Non-family-safe ads contain adult content or are intended for users over 18 years of age.
   - This includes ads for products like wine.
   - Some types of products and services, such as sexual aids, abortion, cosmetic surgery or dating services, may be non-family-safe if they contain adult content or language but do not contain material categorized as pornography.
3. Adult Sexual Content ads link to sites that contain nudity, partial nudity, sexual imagery/acts or lewd/graphic language. This may include certain ads for escort services or sexual aids if they contain the above content.

Google's ad review process is designed to evaluate both the content and the context of an ad. An ad that only uses family-safe language may be categorized as adult sexual content if it links to a site with explicit sexual material. Similarly, ads for services like cosmetic surgery or dating sites may fall into any of the three categories depending on the content of both the ad and the site to which it links. For more detailed information, please view the AdWords Advertising Policies (new window).

The following table shows Google's AdSafe settings and how those settings affect the Google ads that are returned to partners:

Ad categories shown	Filter action	Sample ads that may appear	Types of ads targeted for filtering	Filter setting
Family-safe ads	Filters out pornographic and adult ads	Flowers	Gambling, sexual aids	High
Non-family-safe ads + Family-safe ads	Filters out pornographic ads	Flowers, gambling, alcohol	Sexual aids	Medium
All Ads	Filter out pornographic ads except when query is pornographic in nature	Flowers, gambling, alcohol, and sexual aids when query is pornographic in nature	None when query is pornographic in nature	Low*

*Low is not applicable to the AFC service.

Family-safe ads are shown by default.

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Targeting a Specific Language

For language targeting, if the page being viewed is in Google's index, the target language for Google ads will be determined by the language in which the page is written. For content pages that are not in Google's index, Google will crawl the page the first time an AFC ad request is made for the page.

Blocking URLs

This feature specifies Google advertisement URLs that should be targeted to be excluded from the ads results set. Partners may update Blocklists once per quarter or as otherwise approved by Google. To update a blocklist, please follow the instructions provided by your Google account manager.

Creating a URL Blocklist

To target filtering of Google advertisements that link to specific URLs, you will need the following information:

- The client identifiers to which the URL blocklist should be applied. The client ID is the value of the client identifier parameter in each AdSense request.
- A list of domain or site names, with one name listed on each line.
  - Good examples: names should not specify a protocol ("http://" or "https://") and should not contain trailing slashes ("/")
    - www.goodexample.com
    - goodexample.com
    - goodexample.com/goodpages
  - Bad examples
    - http://www.badexample.com
    - badexample.com/

Adding to a URL Blocklist

After submitting the initial URL blocklist, all future submissions should contain the client identifier and only the additional domain and/or site names to be blocked.

Removing Sites or Domains from a URL Blocklist

To remove (unblock) URLs from the URL blocklist, please specify the client identifier and the domain and/or site name to be removed.

Search Filtering

WebSearch has automated filtering as well as SafeSearch, Location Restrict, and Language Restrict capabilities that can be used to restrict certain types of Google results from showing.

Partners enable the use of each of the filters and it is their responsibility to enable such features in accordance with the instructions provided by Google. Google doesn't make any commitment that the filters will always be accurate.

Automatic Filtering of Search Results

In an effort to provide the best search results possible, Google uses two techniques to automatically filter Google search results that are generally considered undesirable:

- Duplicate Content: If multiple documents contain the same information, then only the most relevant document of that set is included in the Google search results.
- Host Crowding: If there are many search results from the same site, Google returns the two most relevant results for that site in the XML response to the query.

Safe Search

Using a SafeSearch filter, partners can screen and eliminate search results that contain adult content. Google filters check keywords, phrases, and URLs.

SafeSearch is available in the following languages:

- Danish
- Dutch
- English
- French
- German
- Italian
- Japanese
- Korean

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

*	CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.